Exhibit 99.1

Emerson Reports Second Quarter 2023 Results; Updates 2023 Outlook

ST. LOUIS (May 3, 2023) - Emerson (NYSE: EMR) today reported results for its second quarter ended March 31, 2023 and updated its full year outlook for fiscal 2023, which are presented on a continuing operations basis. Emerson also declared a quarterly cash dividend of $0.52 per share of common stock payable June 9, 2023 to stockholders of record May 12, 2023.

(dollars in millions, except per share)	2022 Q2	2023 Q2	Change
Underlying Orders[1]			7%
Net Sales	$3,291	$3,756	14%
Underlying Sales[2]			14%
Pretax Earnings	$509	$639
Margin	15.5%	17.0%	150	bps
Adjusted Segment EBITA[3]	$703	$924
Margin	21.4%	24.6%	320	bps
GAAP Earnings Per Share	$0.72	$0.92	28%
Adjusted Earnings Per Share[4]	$0.87	$1.09	25%
Operating Cash Flow	$379	$575	51%
Free Cash Flow	$312	$513	64%

Management Commentary

“Emerson’s outstanding second quarter results were driven by strong end market demand and excellent operational execution from our global teams,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “Underlying sales growth, operational leverage and earnings exceeded our expectations, a testament to the strength of our people, technology, and the Emerson Management System.”

“As we accelerate our growth as a leading automation company, we continue to execute on our strategic vision, including our recent definitive agreement to purchase NI, a leader in test and measurement automation,” Karsanbhai continued. “NI’s best-in-class technology and software will accelerate Emerson’s progress toward a cohesive, higher growth and higher margin automation portfolio, diversifying Emerson into attractive discrete markets.”

2023 Outlook

The following tables summarize the fiscal year 2023 guidance framework for continuing operations5. The 2023 outlook includes $2 billion returned to shareholders through share repurchases completed in the first quarter and approximately $1.2 billion of dividend payments. Guidance figures are approximate.

	2023 Q3	2023
Net Sales Growth	10.5% - 12.5%	9% - 10.5%
Underlying Sales Growth	10% - 12%	8.5% - 10%

Earnings Per Share	$0.92 - $0.96	$3.58 - $3.68
Amortization of Intangibles	~$0.15	~$0.61
Restructuring / Related Costs	~$0.03	~$0.12
Russia Exit Costs	—	$0.08
AspenTech Micromine Purchase Price Hedge	—	~($0.02)
Acquisition / Divestiture Fees	~$0.03	~$0.06
NI Investment Gain	—	($0.05)
Interest on Note Receivable From Climate Technologies	~($0.02)	~($0.06)
Interest Income on Climate Technologies Undeployed Proceeds	~($0.04)	~($0.17)
Adjusted Earnings Per Share	$1.07 - $1.11	$4.15 - $4.25
Operating Cash Flow		~$2.5B
Free Cash Flow		~$2.2B

[1]	Underlying orders does not include AspenTech.
[2]	Underlying sales excludes the impact of currency translation, and acquisitions and divestitures including heritage AspenTech and Emerson’s businesses contributed to AspenTech.
[3]	Adjusted segment EBITA represents segment earnings less restructuring and intangibles amortization expense.
[4]

Adjusted EPS excludes restructuring, NI investment gains, acquisition/divestiture costs, write-offs associated with Emerson’s announced Russia exit, an AspenTech Micromine purchase price hedge and intangibles amortization expense.

[5]

The Company’s 2023 continuing operations after the Climate Technologies divestiture (assumed to close May 31, 2023 for the purposes of guidance) will include interest income from the $2.25 billion note receivable from Climate Technologies and reflect the 45% common equity ownership in the income, or loss, of Climate Technologies. Emerson will not control Climate Technologies post-closing and is therefore unable to estimate the amount of its 45% share of Climate Technologies’ post-close results and this has been excluded from guidance. The effect of Emerson’s 45% share of Climate Technologies is expected to be immaterial to post-closing cash flows. On a discontinued operations GAAP basis, Emerson expects third quarter EPS of $14 - $16 and fiscal 2023 EPS of $18 - $20.

Conference Call

Today, beginning at 7:00 a.m. Central Time / 8:00 a.m. Eastern Time, Emerson management will discuss the second quarter results during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.

About Emerson

Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world’s essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.

Forward-Looking and Cautionary Statements

Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the Company’s ability to successfully complete on the terms and conditions contemplated, and the financial impact of, the proposed Climate Technologies transaction and the proposed National Instruments transaction, the scope, duration and ultimate impacts of the COVID-19 pandemic and the Russia-Ukraine conflict, as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company’s expectation for its consolidated results, other than as noted herein.

Contacts

Investors:	Media:
Colleen Mettler	Charlotte Boyd
(314) 553-2197	(952) 994-8607

(tables attached)

Table 1

EMERSON AND SUBSIDIARIES

CONSOLIDATED OPERATING RESULTS

(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended March 31		Percent
	2022	2023	Change
Net sales	$3,291	$3,756	14%
Cost of sales	1,815	1,955
SG&A expenses	888	1,000
Other deductions, net	28	109
Interest expense, net	51	53

Earnings from continuing operations before income taxes	509	639	26%
Income taxes	80	134

Earnings from continuing operations	429	505	18%
Discontinued operations, net of tax	246	265

Net earnings	675	770
Less: Noncontrolling interests in subsidiaries	1	(22)

Net earnings common stockholders	$674	$792	18%

Earnings common stockholders
Earnings from continuing operations	$428	$530	24%
Discontinued operations	246	262

Net earnings common stockholders	$674	$792	18%

Diluted avg. shares outstanding	596.5	573.6
Diluted earnings per share common stockholders
Earnings from continuing operations	$0.72	$0.92	28%
Discontinued operations	0.41	0.46

Diluted earnings per common share	$1.13	$1.38	22%

	Quarter Ended March 31
	2022	2023
Other deductions, net
Amortization of intangibles	$57	$119
Restructuring costs	9	19
Other	(38)	(29)

Total	$28	$109

Table 2

EMERSON AND SUBSIDIARIES

CONSOLIDATED OPERATING RESULTS

(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Six Months Ended March 31		Percent
	2022	2023	Change
Net sales	$6,447	$7,129	11%
Cost of sales	3,556	3,708
SG&A expenses	1,737	2,030
Gain on subordinated interest	(453)	—
Other deductions, net	66	229
Interest expense, net	90	101

Earnings from continuing operations before income taxes	1,451	1,061	(27)%
Income taxes	276	232

Earnings from continuing operations	1,175	829	(29)%
Discontinued operations, net of tax	395	2,267

Net earnings	1,570	3,096
Less: Noncontrolling interests in subsidiaries	—	(27)

Net earnings common stockholders	$1,570	$3,123	99%

Earnings common stockholders
Earnings from continuing operations	$1,174	$859	(27)%
Discontinued operations	396	2,264

Net earnings common stockholders	$1,570	$3,123	99%

Diluted avg. shares outstanding	597.3	580.1
Diluted earnings per share common share
Earnings from continuing operations	$1.96	$1.48	(24)%
Discontinued operations	0.67	3.90

Diluted earnings per common share	$2.63	$5.38	105%

	Six Months Ended March 31
	2022	2023
Other deductions, net
Amortization of intangibles	$114	$237
Restructuring costs	15	29
Other	(63)	(37)

Total	$66	$229

Table 3

EMERSON AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(DOLLARS IN MILLIONS, UNAUDITED)

	Quarter Ended March 31
	2022	2023
Assets
Cash and equivalents	$6,929	$2,046
Receivables, net	2,081	2,330
Inventories	1,819	2,034
Other current assets	1,079	1,228
Current assets held-for-sale	1,631	1,347

Total current assets	13,539	8,985
Property, plant & equipment, net	2,350	2,263
Goodwill	6,906	14,097
Other intangible assets	2,533	6,299
Other	1,809	2,265
Noncurrent assets held-for-sale	2,360	2,238

Total assets	$29,497	$36,147

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$2,762	$1,959
Accounts payable	1,176	1,207
Accrued expenses	2,759	3,245
Current liabilities held-for-sale	1,375	1,138

Total current liabilities	8,072	7,549
Long-term debt	8,203	8,174
Other liabilities	2,400	2,928
Noncurrent liabilities held-for-sale	208	149
Equity
Common stockholders’ equity	10,575	11,360
Noncontrolling interests in subsidiaries	39	5,987

Total equity	10,614	17,347
Total liabilities and equity	$29,497	$36,147

Table 4

EMERSON AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLARS IN MILLIONS, UNAUDITED)

	Six Months Ended March 31
	2022	2023
Operating activities
Net earnings	$1,570	$3,096
Earnings from discontinued operations, net of tax	(395)	(2,267)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	349	523
Stock compensation	77	142
Changes in operating working capital	(298)	(390)
Gain on subordinated interest	(453)	—
Other, net	(94)	(227)

Cash from continuing operations	756	877
Cash from discontinued operations	209	(391)

Cash provided by operating activities	965	486

Investing activities
Capital expenditures	(140)	(121)
Purchases of businesses, net of cash and equivalents acquired	(35)	—
Proceeds from subordinated interest	438	15
Other, net	(16)	(76)

Cash from continuing operations	247	(182)
Cash from discontinued operations	(88)	2,916

Cash provided by investing activities	159	2,734

Financing activities
Net increase (decrease) in short-term borrowings	871	(31)
Proceeds from long-term debt	2,975	—
Payments of long-term debt	(504)	(742)
Dividends paid	(613)	(603)
Purchases of common stock	(285)	(2,000)
Other, net	15	(55)

Cash provided by (used in) financing activities	3,499	(3,036)

Effect of exchange rate changes on cash and equivalents	(48)	58

Increase in cash and equivalents	4,575	242
Beginning cash and equivalents	2,354	1,804

Ending cash and equivalents	$6,929	$2,046

Table 5

EMERSON AND SUBSIDIARIES

SEGMENT SALES AND EARNINGS

(AMOUNTS IN MILLIONS, UNAUDITED)

The following tables show results for the Company’s segments on an adjusted segment EBITA basis and are intended to supplement the Company’s results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company’s segments’ operational performance.

	Quarter Ended March 31
	2022	2023	Reported	Underlying
Sales
Final Control	$884	$992	12%	16%
Measurement & Analytical	769	888	15%	20%
Discrete Automation	644	683	6%	9%
Safety & Productivity	355	361	2%	3%

Intelligent Devices	$2,652	$2,924	10%	14%
Control Systems & Software	573	623	9%	13%
AspenTech	84	230	172%	—%

Software and Control	$657	$853	30%	13%
Eliminations	(18)	(21)

Total	$3,291	$3,756	14%	14%

Sales Growth by Geography

Quarter Ended March 31
Americas	15%
Europe	14%
Asia, Middle East & Africa	11%

Table 5 cont.

	Six Months Ended March 31
	2022	2023	Reported	Underlying
Sales
Final Control	$1,701	$1,854	9%	14%
Measurement & Analytical	1,506	1,637	9%	15%
Discrete Automation	1,261	1,301	3%	8%
Safety & Productivity	706	671	(5)%	(3)%

Intelligent Devices	$5,174	$5,463	6%	10%
Control Systems & Software	1,143	1,229	8%	13%
AspenTech	166	473	184%	—%

Software and Control	$1,309	$1,702	30%	13%
Eliminations	(36)	(36)

Total	$6,447	$7,129	11%	11%

Sales Growth by Geography

Six Months Ended March 31
Americas	14%
Europe	9%
Asia, Middle East & Africa	6%

Table 5 cont.

	Quarter Ended March 31		Quarter Ended March 31
	2022		2023
	As Reported (GAAP)	Adjusted EBITA (Non- GAAP)	As Reported (GAAP)	Adjusted EBITA (Non- GAAP)
Earnings
Final Control	$152	$184	$215	$246
Margins	17.2%	20.8%	21.6%	24.7%
Measurement & Analytical	176	184	229	234
Margins	23.0%	24.0%	25.8%	26.5%
Discrete Automation	130	138	133	147
Margins	20.3%	21.6%	19.5%	21.5%
Safety & Productivity	65	72	83	92
Margins	18.1%	20.0%	22.9%	25.2%

Intelligent Devices	$523	$578	$660	$719
Margins	19.7%	21.8%	22.6%	24.6%
Control Systems & Software	101	106	127	137
Margins	17.7%	18.7%	20.4%	22.1%
AspenTech	(4)	19	(54)	68
Margins	(5.0)%	21.5%	(23.4)%	29.5%

Software and Control	$97	$125	$73	$205
Margins	14.7%	19.1%	8.6%	24.1%
Corporate items and interest expense, net:
Stock compensation	(43)	(43)	(40)	(40)
Unallocated pension and postretirement costs	25	25	46	46
Corporate and other	(42)	(33)	(47)	(55)
Interest expense, net	(51)		(53)

Pretax Earnings / Adjusted EBITA	$509	$652	$639	$875
Margins	15.5%	19.8%	17.0%	23.3%
Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$703		$924
Margins		21.4%		24.6%

Table 5 cont.

	Quarter Ended March 31		Quarter Ended March 31
	2022		2023
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$24	$8	$22	$9
Measurement & Analytical	5	3	5	—
Discrete Automation	7	1	7	7
Safety & Productivity	7	—	7	2

Intelligent Devices	$43	$12	$41	$18
Control Systems & Software	5	—	5	5
AspenTech	23	—	122	—

Software and Control	$28	$0	$127	$5
Corporate	—	2	—	3

Total	$71	$14	$168	$26

[1]	Amortization of intangibles includes $14 and $49 reported in cost of sales for the three months ended March 31, 2022 and 2023, respectively.
[2]	Restructuring and related costs includes $5 and $7 reported in cost of sales for the three months ended March 31, 2022 and 2023, respectively.

	Quarter Ended March 31
	2022	2023
Depreciation and Amortization
Final Control	$50	$45
Measurement & Analytical	30	28
Discrete Automation	22	22
Safety & Productivity	14	15

Intelligent Devices	116	110
Control Systems & Software	22	24
AspenTech	24	123

Software and Control	46	147
Corporate	9	6

Total	$171	$263

Table 6

EMERSON AND SUBSIDIARIES

ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL

(AMOUNTS IN MILLIONS, UNAUDITED)

The following table shows the Company’s corporate and other expenses on an adjusted basis. The Company’s definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company’s consolidated adjusted EBITA.

	Quarter Ended March 31
Corporate and Other	2022	2023
Corporate and other (GAAP)	$(42)	$(47)
Corporate restructuring and related costs	2	3
National Instruments investment gain	—	(35)
Acquisition / divestiture costs	7	10
Russia business exit	—	—
AspenTech Micromine purchase price hedge	—	14

Adjusted corporate and other (Non-GAAP)	$(33)	$(55)

Table 7

EMERSON AND SUBSIDIARIES

ADJUSTED EBITA & EPS SUPPLEMENTAL

(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company’s discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, interest on note receivable and interest on undeployed assets, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company’s operational performance.

	Quarter Ended March 31
	2022	2023
Pretax earnings	$509	$639
Percent of sales	15.5%	17.0%
Interest expense, net	51	53
Amortization of intangibles	71	168
Restructuring and related costs	14	26
National Instruments investment gain	—	(35)
Acquisition/divestiture costs	7	10
Russia business exit	—	—
AspenTech Micromine purchase price hedge	—	14

Adjusted EBITA	$652	$875
Percent of sales	19.8%	23.3%

	Quarter Ended March 31
	2022	2023
GAAP earnings from continuing operations per share	$0.72	$0.92
Amortization of intangibles	0.09	0.16
Restructuring and related costs	0.02	0.04
National Instruments investment gain	—	(0.05)
Acquisition/divestiture costs	0.04	0.01
Russia business exit	—	—
AspenTech Micromine purchase price hedge	—	0.01

Adjusted earnings from continuing operations per share	$0.87	$1.09

Less: AspenTech contribution to adjusted earnings per share		(0.04)

Adjusted earnings per share excluding AspenTech contribution		$1.05

Table 7 cont.

Quarter Ended March 31, 2023
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests [3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$639		$134	$505	$(25)	$530	$0.92
Amortization of intangibles	168	[1]	38	130	42	88	0.16
Restructuring and related costs	26	[2]	6	20	—	20	0.04
National Instruments investment gain	(35)		(8)	(27)	—	(27)	(0.05)
Acquisition/divestiture costs	10		3	7	—	7	0.01
AspenTech Micromine purchase price hedge	14		3	11	5	6	0.01

Adjusted (Non-GAAP)	$822		$176	$646	$22	$624	$1.09
Interest expense	53

Adjusted EBITA (Non-GAAP)	$875

[1]	Amortization of intangibles includes $49 reported in cost of sales.
[2]	Restructuring and related costs includes $7 reported in cost of sales and SG&A.
[3]	Represents the 45 percent non-controlling interest in AspenTech applied to AspenTech’s share of each adjustment presented herein and eliminated from Emerson’s consolidated results.

Table 8

EMERSON AND SUBSIDIARIES

ASPENTECH CONTRIBUTION TO EMERSON RESULTS SUPPLEMENTAL

(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

The following tables reconcile the financial results of AspenTech reported to its shareholders with the amounts included in Emerson’s consolidated financial results. Emerson owns 55 percent of AspenTech, a separately traded public company (NASDAQ: AZPN), and consolidates AspenTech in its financial results. The 45 percent non-controlling interest in AspenTech is removed from Emerson’s net earnings common stockholders through the non-controlling interest line item. AspenTech is also one of Emerson’s segments and its GAAP segment earnings is reconciled below to its consolidated impact to clarify that certain items are reported outside of its segment earnings within Emerson corporate, including interest income, stock compensation and the Micromine purchase price hedge.

Quarter Ended March 31, 2023
	Pretax Earnings		Income Taxes (Benefit)	Earnings from Cont. Ops.	Non-Controlling Interests [5]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$(82	) [1]	$(24)	$(58)
Interim tax reporting/Other	1		2 [2]	(1)

Reported in Emerson consolidation (GAAP)	(81)		(22)	(59)	(26)	(33)	$(0.06)
Adjustments:
Amortization of intangibles	122	[3]	28	94	42	52	0.09
AspenTech Micromine purchase price hedge	14	[4]	3	11	5	6	0.01

Adjusted (Non-GAAP)	$55		$9	$46	$21	$25	$0.04
Interest income	(10	) [4]
Stock compensation	23	[4]
Adjusted Segment EBITA (Non-GAAP)	$68

Reconciliation to Segment EBIT
Pre-tax earnings	$(81)
Interest income	(10	) [4]
Stock compensation	23	[4]
Micromine purchase price hedge	14	[4]

Segment EBIT (GAAP)	$(54)
Amortization of intangibles	122	[3]

Adjusted Segment EBITA (Non-GAAP)	$68

[1]	Amount reflects AspenTech’s pretax earnings for the three months ended March 31, 2023, reported in its standalone quarterly report on Form 10-Q.
[2]

GAAP income taxes reported by AspenTech differ from the amount reflected in Emerson’s consolidated financial statements due to the application of the ASC 740 interim tax rules at the AspenTech entity level in their stand-alone publicly reported financial statements as compared to the amount computed at the Emerson consolidated level.

[3]	Amortization of intangibles includes $48 reported in cost of sales.
[4]	Reported in Emerson corporate line items.
[5]	Represents the 45 percent non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson’s consolidated results.

Reconciliations of Non-GAAP Financial Measures & Other	Table 9

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 5 through 8 for additional non-GAAP reconciliations.

Q2 FY23 Underlying Sales Change	Final Control	Measurement & Analytical	Discrete Automation	Safety & Productivity	Intelligent Devices
Reported (GAAP)	12%	15%	6%	2%	10%
(Favorable) / Unfavorable FX	3%	3%	3%	1%	3%
(Acquisitions)	—%	—%	—%	—%	—%
Divestitures	1%	2%	—%	—%	1%

Underlying (Non-GAAP)	16%	20%	9%	3%	14%

Q2 FY23 Underlying Sales Change	Control Systems & Software	AspenTech	Software and Control	Emerson
Reported (GAAP)	9%	172%	30%	14%
(Favorable) / Unfavorable FX	3%	—%	3%	3%
(Acquisitions)	—%	(172)%	(21)%	(4)%
Divestitures	1%		1%	1%

Underlying (Non-GAAP)	13%	—%	13%	14%

Six Months Ended March 31, 2023 Underlying Sales Change	Final Control	Measurement & Analytical	Discrete Automation	Safety & Productivity	Intelligent Devices
Reported (GAAP)	9%	9%	3%	(5)%	6%
(Favorable) / Unfavorable FX	4%	4%	5%	2%	4%
(Acquisitions)	—%	—%	—%	—%	—%
Divestitures	1%	2%	—%	—%	—%

Underlying (Non-GAAP)	14%	15%	8%	(3)%	10%

Six Months Ended March 31, 2023 Underlying Sales Change	Control Systems & Software	AspenTech	Software and Control	Emerson
Reported (GAAP)	8%	184%	30%	11%
(Favorable) / Unfavorable FX	4%	—%	4%	4%
(Acquisitions)	—%	(184)%	(22)%	(5)%
Divestitures	1%	—%	1%	1%

Underlying (Non-GAAP)	13%	—%	13%	11%

2023E April Guidance Underlying Sales Change	Q3 FY23E	FY23E
Reported (GAAP)	10.5 - 12.5%	9% - 10.5%
(Favorable) / Unfavorable FX	~ 0.5%	~ 1.5%
(Acquisitions)	~ (1.5)%	~ (2.5)%
Divestitures	~ 0.5%	~ 0.5%

Underlying (Non-GAAP)	10% - 12%	8.5% - 10%

Final Control Adjusted EBITA	Q2 2022	Q2 2023	Q2 2022	Q2 2023
Business Segment EBIT / EBIT margin (GAAP)	$152	$215	17.2%	21.6%
Amortization of intangibles and restructuring and related costs	32	31	3.6%	3.1%

Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$184	$246	20.8%	24.7%

Measurement & Analytical Adjusted EBITA	Q2 2022	Q2 2023	Q2 2022	Q2 2023
Business Segment EBIT / EBIT margin (GAAP)	$176	$229	23.0%	25.8%
Amortization of intangibles and restructuring and related costs	8	5	1.0%	0.7%

Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$184	$234	24.0%	26.5%

Discrete Automation Adjusted EBITA	Q2 2022	Q2 2023	Q2 2022	Q2 2023
Business Segment EBIT / EBIT margin (GAAP)	$130	$133	20.3%	19.5%
Amortization of intangibles and restructuring and related costs	8	14	1.3%	2.0%

Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$138	$147	21.6%	21.5%

Safety & Productivity Adjusted EBITA	Q2 2022	Q2 2023	Q2 2022	Q2 2023
Business Segment EBIT / EBIT margin (GAAP)	$65	$83	18.1%	22.9%
Amortization of intangibles and restructuring and related costs	7	9	1.9%	2.3%

Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$72	$92	20.0%	25.2%

Intelligent Devices Adjusted EBITA	Q2 2022	Q2 2023	Q2 2022	Q2 2023
Business Segment EBIT / EBIT margin (GAAP)	$523	$660	19.7%	22.6%
Amortization of intangibles and restructuring and related costs	55	59	2.1%	2.0%

Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$578	$719	21.8%	24.6%

Control Systems & Software Adjusted EBITA	Q2 2022	Q2 2023	Q2 2022	Q2 2023
Business Segment EBIT / EBIT margin (GAAP)	$101	$127	17.7%	20.4%
Amortization of intangibles and restructuring and related costs	5	10	1.0%	1.7%

Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$106	$137	18.7%	22.1%

AspenTech Adjusted EBITA	Q2 2022	Q2 2023	Q2 2022	Q2 2023
Business Segment EBIT / EBIT margin (GAAP)	$(4)	$(54)	(5.0)%	(23.4)%
Amortization of intangibles and restructuring and related costs	23	122	26.5%	52.9%

Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$19	$68	21.5%	29.5%

Software and Control Adjusted EBITA	Q2 2022	Q2 2023	Q2 2022	Q2 2023
Business Segment EBIT / EBIT margin (GAAP)	$97	$73	14.7%	8.6%
Amortization of intangibles and restructuring and related costs	28	132	4.4%	15.5%

Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$125	$205	19.1%	24.1%

Total Business Segment Adjusted EBITA Margin	Q2 2022	Q2 2023	Q2 2022	Q2 2023	Change
Pretax earnings / margin (GAAP)	$509	$639	15.5%	17.0%	150 bps
Corporate items and interest expense, net	111	94	3.4%	2.5%	(90) bps

Total Business Segment EBIT / margin	$620	$733	18.9%	19.5%	60 bps
Amortization of intangibles and restructuring and related costs	$83	$191	2.5%	5.1%	260 bps

Adjusted Total Business Segment EBITA / margin (Non-GAAP)	$703	$924	21.4%	24.6%	320 bps

Q2 Earnings Per Share	Q2 FY22	Q2 FY23	Change
Earnings per share (GAAP)	$0.72	$0.92	28%
Amortization of intangibles	0.09	0.16	6%
Restructuring and related costs	0.02	0.04	2%
National Instrument investment gain	—	(0.05)	(7)%
Acquisition/divestiture costs	0.04	0.01	(5)%
AspenTech Micromine purchase price hedge	—	0.01	1%

Adjusted earnings per share (Non-GAAP)	$0.87	$1.09	25%

2023E April Guidance Earnings Per Share	Q3 FY23E	FY23E
Earnings per share (GAAP)	$0.92 - $0.96	$3.58 - $3.68
Amortization of intangibles	~ 0.15	~ 0.61
Restructuring and related costs	~ 0.03	~ 0.12
Russia business exit	—	~ 0.08
AspenTech Micromine purchase price hedge	—	(0.02)
Acquisition/divestiture fees	~ 0.03	~ 0.06
National Instrument investment gain	—	~ (0.05)
Interest on note receivable from Climate Technologies	~ (0.02)	~ (0.06)
Interest income on undeployed proceeds	~ (0.04)	~ (0.17)

Adjusted earnings per share (Non-GAAP)	$1.07 - $1.11	$4.15 - $4.25

Cash Flow	Q2 FY22	Q2 FY23	Change	FY23E ($ in billions)
Operating cash flow (GAAP)	$379	$575	51%	$2.5
Capital expenditures	(67)	(62)	13%	(0.3)

Free cash flow (Non-GAAP)	$312	$513	64%	$2.2

Note 1: Underlying sales and orders exclude the impact of acquisitions, divestitures and currency translation.

Note 2: All fiscal year 2023E figures are approximate, except where range is given.